Adobe Id: 4400083602
Ref Agreement Id: 4400008260
Exhibit 10.1

Adobe Systems Incorporated
345 Park Avenue San Jose, CA 95110-2704
Phone 408 536.6000
Fax 408 537.6000
December 7, 2006
Peerless Systems Corporation
2381 Rosecrans Avenue
El Segundo, CA 90245
Dear Sirs:
     Adobe Systems Incorporated (“Adobe”) hereby extends the term of the PostScript Software Development License and Sublicense Agreement between Peerless Systems Corporation (“Peerless”) and Adobe effective July 23, 1999 as amended and extended (the “Agreement”) from its current termination date of July 23, 2007 to December 31, 2007. Thereafter the Agreement may be renewed only upon the written mutual agreement of the parties.
     All other terms and conditions of the Agreement shall remain in full force and effect.
     Please have two originals of this letter signed to acknowledge Peerless’s agreement with the above extension and return both originals to me for execution by Adobe. Adobe will return one fully executed original to you for your records.
Sincerely,
Romeo A. Gonzalez
Corporate Counsel
Adobe Systems Incorporated
345 Park Avenue
San Jose, CA 95110
Tel. 408-536-5015

Adobe Id: 4400083602
Ref Agreement Id: 4400008260
AGREED AND ACKNOWLEDGED: